Exhibit 10.1
TRANSDEL PHARMACEUTICALS, INC.
SENIOR CONVERTIBLE NOTE PURCHASE AGREEMENT
     This Senior Convertible Note Purchase Agreement (the “Agreement”) is made as of this ___day of April 2010 by and between Transdel Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the undersigned purchasers as listed on Schedule A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).
RECITALS
     The Company desires to issue and sell, and each Purchaser desires to purchase, a senior convertible promissory note in substantially the form attached to this Agreement as Exhibit A (the “Note” and collectively, the “Notes”) which shall be convertible on the terms stated therein into equity securities of the Company. The Notes and the securities issuable upon conversion thereof (and the securities issuable upon conversion or exercise thereof) are collectively referred to herein as the “Securities.”
AGREEMENT
     In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:
     1. Purchase and Sale of Notes.
          (a) Sale and Issuance of Notes. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Schedule A. The purchase price of each Note shall be equal to 100% of the principal amount of such Note.
          (b) Closing; Delivery.
               (i) The purchase and sale of the Notes shall take place at the offices of DLA Piper, 4365 Executive Drive 11th Floor, San Diego, California 92121 at 10:00 a.m., on April ___, 2010, or at such other time and place as the Company and the participating Purchaser(s) mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). After the Initial Closing, the Company may complete one or more additional closings with Purchasers. In the event there is more than one closing, the term “Closing” shall apply to each such closing.
               (ii) At each Closing, the Company shall deliver to each Purchaser participating in such Closing the Note to be purchased by such Purchaser against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank account designated by the Company and (2) delivery of counterpart signature pages to this Agreement.

               (iii) Until April 30, 2010, the Company may sell additional Notes to such persons or entities as determined by the Company, or to any Purchaser who desires to acquire additional Notes, until the Company issues $1,000,000 of Notes in the aggregate. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes so acquired by such additional purchaser shall be deemed to be “Notes” and “Securities” as applicable.
     2. Additional Agreements. Each Purchaser understands and agrees that the conversion of the Notes into securities of the Company will require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such securities, and each such Purchaser agrees to execute and deliver such agreements to the Company upon request.
     3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that the following representations are true and complete as of the date of the Initial Closing, unless otherwise indicated:
          (a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as presently conducted and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.
          (b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Notes and the Securities issuable on conversion thereof, and the performance of all obligations of the Company under this Agreement and the Notes has been taken or will be taken prior to the Closing. The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
     4. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:
          (a) Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

          (b) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. If the Purchaser is a corporation, partnership or other entity, the Purchaser has not been formed for the specific purpose of acquiring any of the Securities.
          (c) Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.
          (d) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
          (e) No Public Market. The Purchaser understands that no public market now exists for any of the Notes issued by the Company or any Securities of the Company other than the Company’s Common Stock, and that the Company has made no assurances that a public market will ever exist for the Notes or any other Securities of the Company other than the Company’s Common Stock.
          (f) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:
               (i) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO

THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
               (ii) Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.
          (g) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
          5. Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:
          (a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.
          (b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.
     6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:
          (a) Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.
          (b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.
     7. Senior Debt Covenant. So long as any Note(s) are outstanding, the Company will not (either directly or by amendment, merger, consolidation, or otherwise) without (a) obtaining the written consent of the Purchasers holding a majority-in-interest of the then outstanding Notes or (b) amending the Note(s) then outstanding to provide the same terms and conditions of such new debt: (i) create or authorize the creation of or issue any other debt instrument having rights, preferences or privileges senior to (with respect to interest rate or repayment terms, timing and manner of payment, security interest, priority of payment, conversion rights, equity or other securities issued in connection with the debt) the Notes (not including trade credit or payables incurred in the ordinary course of business) or (ii) grant any third party a security interest in the Company’s assets, including its intellectual property. Notwithstanding Section 8(g), any amendment to improve the terms and conditions of the

Note(s) in accordance with the provisions of this Section 7, shall be automatically binding on the Purchasers without the need to obtain the agreement or consent of any of the Purchasers.
     8. Miscellaneous.
          (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, including transferees of any Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          (c) Counterparts. This Agreement may be executed in two or more counter-parts, each of which shall be deemed an original and all of which together shall constitute one instrument. By executing this Agreement, the Purchaser agrees to be bound by and to be a party to the Note.
          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          (e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page or Schedule A hereto, or as subsequently modified by written notice.
          (f) Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee arising out of the transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee arising out of the transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
          (g) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Purchasers holding at least a majority in interest of the then outstanding Notes. Any amendment or waiver effected in accordance with this Section 8(g) shall be binding upon each Purchaser and each of the Notes and each transferee of such Securities, each future holder of all such Securities, and the Company, regardless of whether or not the Purchaser agrees with or provides his, her or its consent to such amendment or waiver.
          (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as though such provision were so excluded and shall be enforceable in accordance with its terms.
          (i) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.
          (j) Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.
          (k) Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to the Note.
[Signature Pages Follow]

     The parties have executed this Senior Convertible Note Purchase Agreement as of the date first written above.

COMPANY: Transdel Pharmaceuticals, Inc.
By:
Name:
Its:

Address:

PURCHASERS:

Name:
Its:

Address:

[SIGNATURE PAGE TO SENIOR CONVERTIBLE
NOTE PURCHASE AGREEMENT